March 15, 2013

United States Securities and Exchange Commission

Public Filing Desk

100 F Street, NE

Washington, DC 20549

RE:	ICON Risk-Managed Balance Fund

Preliminary Proxy Statement

Securities Act Registration No. 333-14927

Investment Company Act File No. 811-7883

Ladies and Gentlemen:

On behalf of the ICON Risk-Managed Balanced Fund (the “Fund”), I am transmitting for filing on Schedule 14A pursuant to the Securities Exchange Act of 1934, as amended, its Preliminary Proxy Statement. The Fund’s Proxy Statement will be used in connection with a special meeting of shareholders scheduled for May 31, 2013 (the “Meeting”). Proxy materials are expected to be mailed on or about April 12, 2013.

The purpose of the Meeting is to obtain shareholder approval on a change to the Fund’s Investment Objective and to seek shareholder support for a change in the Fund’s Investment Strategy. Specifically, the Fund is requesting Fund shareholders to:

1. change the Fund’s Objective from “modest capital appreciation and to maximize gain” to “modest capital appreciation and income,” and

2. change the Fund’s investment strategy from “normally invests 80% of its net assets, plus any borrowing for investment purposes, in equity securities…” to “normally investing no less than 25%, and up to 100% in debt securities… and, may invest up to 10% of its total net assets in non-investment grade bonds.”

In addition, the Fund will provide Fund shareholders at least 60 days advanced notice of a change in the Fund’s Investment Strategy.

Please contact me, via email at dsalcito@iconadvisers.com, or by telephone at 303-328-9207, with any questions or comments concerning the filing.

Securities and Exchange Commission

March 15 2013

Sincerely,

/s/ Donald Salcito

Donald Salcito

Executive Vice President and General Counsel of the Adviser

And Vice President and Secretary to the Fund

Cc w/ enc:	Charles Lutter, Esq.
Chad Eskillsen via email